AMENDMENT TO AGREEMENT OF ASSIGNMENT OF REAL ESTATE SALE AGREEMENT (the "Assignment Agreement") entered into this 2nd day of May, 1996, between BRYEMERE, L.P., a Pennsylvania limited partnership ("L.P."), having an office c/o 443 South Gulph Road, King of Prussia, Pennsylvania 19406 and CAL-TREE REALTY ASSOCIATES L.P. ("Assignee"), a Pennsylvania limited partnership having an office c/o Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016.

                              W I T N E S S E T H:

         WHEREAS, J. Brian O'Neill ("O'Neill") and Assignee entered into a certain Agreement of Assignment of Real Estate Agreement dated April 26, 1996 (the "Original Agreement") with respect to certain premises known as 1400 Providence Road, Media, Delaware County, Pennsylvania and more particularly described in Exhibit "A" annexed hereto ("Premises"); and

         WHEREAS, O'Neill is by agreement of even date herewith assigning all of his right, title and interest in and to the Original Agreement to L.P.; and

         WHEREAS, L.P. and Assignee have agreed to certain modifications to the Original Agreement as provided below.

         NOW, THEREFORE, in consideration of the Premises and the mutual covenants expressed herein, the parties hereto hereby agree as follows:

         1.  The  Assignment   Price  is  Five  Million  Six  Hundred   Thousand
($5,600,000) Dollars.

         2. The Credit is Zero ($0.00) Dollars

         3. The full Assignment Price is being wire transferred this date by Assignee to Escrow Agent, and will be further disbursed by Escrow Agent pursuant to joint disbursement instructions being provided to Escrow Agent.

         4. BPG has consented to the transaction contemplated by the Original Agreement so long as said transaction is consummated and funded prior to the close of business on May 2, 1996.

         5. All terms used and not defined herein shall be as defined in the Original Agreement.

         6. Except as modified hereby, the Original Agreement is hereby confirmed and ratified in all respects.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.


                           BRYEMERE, L.P.

                           By:   Bryemere Estate Planning and Construction, Inc.


                                  By: ___/s/______________________________
                                        Name: Kevin W. Walsh
                                        Title: Assistant Secretary



                           CAL-TREE REALTY ASSOCIATES L.P.

                           By:   Cali Sub VIII, Inc.


                           By:   /s/
                               Name: Roger Thomas
                               Title: Vice President - General Counsel


ACKNOWLEDGED FOR JOINDER PURPOSES:

BERWIND PROPERTY GROUP, INC.


By:   /s/
     Name: Stephen M. Spaeder
     Title: Vice President



ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY


By:
     Name:
     Title: